Oppenheimer Insured Tax-Exempt Fund
Annual Report September 30, 1995

[PHOTO]

"We want
investment
income that
won't add
to our
taxes...
and we need
to feel
comfortable."

[LOGO]

This Fund is for people who want investment income that's exempt from taxes and who feel secure investing in a fund holding a portfolio primarily of insured bonds.

YIELD

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/95:(4)

Class A

4.46%

Class B

3.90%

Class C

4.34%

HOW YOUR FUND IS MANAGED

Oppenheimer Insured Tax-Exempt Fund invests primarily in a diversified portfolio of insured municipal bonds.(1) As a Fund shareholder, you should receive income that is free from federal income taxes. The insured bonds in the Fund's portfolio are insured by highly rated, well financed companies, including Municipal Bond Investors Assurance Corp. (MBIA), American Municipal Bond Assurance Corp. (AMBAC), and Financial Guarantee Insurance Corp. (FGIC). These private firms provide substantial assurance against default of payment of interest and principal by the issuing municipality or government agency.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/95 for Class A and B shares were 10.29% and 9.47%, respectively.(2)

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 9/30/95 and since inception of the Class on 11/11/86 were 5.06%, 7.24% and 6.53%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/95 and since inception of the Class on 5/3/93 were 4.47% and 2.45%, respectively.(3)

OUTLOOK

"Our outlook for long-term insured bonds is positive for several reasons. First, taxable equivalent yields on long-term bonds are very attractive and more than compensate for the risk of possible tax reform. Second, supply has been the lowest since 1989, and we expect solid demand from insurance companies to continue. Finally, we expect the overall inflation picture to remain benign, which is positive for bonds in general."

                                         Caryn Halbrecht, Portfolio Manager
                                                         September 30, 1995

All figures assume reinvestment of dividends and capital gains distributions. Past performance is not indicative of future results. Investment return and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax.
1. The payment of interest and principal on such bonds is insured. The value of the Fund's shares is not insured.
2. Based on the change in net asset value per share from 9/30/94 to 9/30/95, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
3. Class A returns show results of hypothetical investments on 9/30/94, 9/30/90 and 11/11/86 (inception of class), after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 9/30/94 and 5/3/93 (inception of class) and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Total return information is not yet available for Class C shares (inception 8/29/95). An explanation of the different total returns is in the Fund's prospectus. Prior to 4/7/90, the Fund had a different advisor.
4. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.


2 Oppenheimer Insured Tax-Exempt Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer Insured
Tax-Exempt Fund

[PHOTO]
Jon S. Fossel
President
Oppenheimer Insured
Tax-Exempt Fund

DEAR OPPENHEIMERFUNDS SHAREHOLDER,

Like nearly all fixed income securities, municipal bonds have enjoyed the benefits of declining long-term interest rates in 1995.

      Although the Federal Reserve Board did not reduce short-term interest rates until July 6, long-term interest rates--which are driven by market forces--had been falling for some time based on positive underlying market fundamentals. And when interest rates fall, bonds appreciate in value. As a result, most bond markets, including the municipal bond market, have had a strong year thus far.

      Another factor supporting the overall fixed income market has been the continued focus in Washington on the trade imbalance and on budget deficit reduction. This focus should further support the recently resurgent dollar which, along with low interest rates in developed countries around the world, has started attracting foreign investors back to U.S. fixed income markets in search of higher yields.

     One development that has sparked some concern among municipal investors, however, is the discussion in Congress regarding possible changes to the income tax system. There are several proposals to create a "flat" income tax, in which the level of taxation would be changed to the same percentage for all taxpayers in exchange for fewer tax deductions. Other proposals would exclude all dividends and interest from taxation. If any of these proposals were to be enacted, the relative advantage of municipal bonds over taxable bonds would become smaller. While we can't be certain where these proposals will lead, we believe that the odds of significant tax reform in the near future are quite low and that the more likely scenario will be modifications to the existing tax structure. In the meantime, the tax proposals have put some temporary downward pressure on municipal bond prices.

      Consequently, we believe municipal bonds are currently trading at very attractive levels relative to taxable investments. Typically, we would expect long-term municipal bonds to provide yields of about 80% of taxable bonds. Recently, however, municipal bonds were trading at yields of more than 90% of taxable securities. Couple that with inflation of only about 3%, and it becomes clear that municipal bonds are producing some of the best real, inflation-adjusted returns in some time.

     Although the economy has shown a variety of mixed signals recently, we believe the Federal Reserve Board will not return to a tightening policy again in the near future, because the U.S. economy appears to be in a moderate growth period with no inflation. As a result, we do not expect the bond market to weaken any time soon and continue to be optimistic about municipal bonds.

     Your portfolio manager discusses the outlook for your Fund on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.

/s/ James C. Swain                           /s/ Jon S. Fossel

James C. Swain                               Jon S. Fossel

October 23, 1995


3 Oppenheimer Insured Tax-Exempt Fund

CARYN HALBRECHT
Portfolio Manager


Q+A  An Interview With Your Fund's Manager.

THE BOND MARKET RALLIED SUBSTANTIALLY OVER THE COURSE OF THIS YEAR. TO WHAT EXTENT DID MUNICIPAL BONDS PARTICIPATE IN THE RALLY?

In the first quarter of this year, the municipal bond market performed the best it has in nine years. The rally was driven primarily by the Federal Reserve's move away from tight monetary policy. The Fed had been raising interest rates steadily for a year out of fears that unchecked economic growth would spark inflation.

     In February 1995, on evidence that the economy's growth rate was indeed slowing, the Fed stopped raising rates and the bond market has advanced since that point. Municipal bond funds, which typically have longer average maturities than the average taxable bond fund, performed well because longer-term bonds rise faster when interest rates drop.

WHAT OTHER FACTORS INFLUENCED THIS YEAR'S MARKET?

On the positive side, fewer new bonds were issued this year compared to the high levels of new issues we'd seen in the past several years. Combined with an unusual number of existing bonds either being redeemed by issuers or maturing, limited supply helped to provide support to the market. This outweighed the effect of tax reform talk, which caused concern for some long-term municipal bond investors.

WHAT IMPACT HAS THE TALK OF FUTURE TAX REFORM HAD SO FAR?

The impact has been to direct many investors toward bonds maturing within ten years, causing those securities to perform well. Conversely, weaker demand for longer-term bonds has caused those to lag, creating a buying opportunity.(1)

     Investors' focus on shorter-term bonds is primarily an effort to seek shelter from the possibility of a tax reform plan being passed which would affect municipal securities. Alternatively, long bond prices are being discounted because of the potential damage tax reform could cause them.

     We believe longer-term municipal bonds are currently very cheap, and will benefit most if meaningful tax reform affecting municipal securities does not materialize.

WHAT'S YOUR OUTLOOK FOR THE FUND?

Our outlook for long-term insured bonds is positive for several reasons.
First, taxable equivalent yields on long-term bonds are very attractive and more than compensate for the risk of tax reform. If tax reform does not materialize, we believe these bonds will outperform. Second, there has been the lowest supply of municipal bonds since 1989 and we expect a continuation of solid demand from insurance companies. And third, we expect the overall inflation picture to remain benign, which is positive for bonds in general. / /

1. The Fund's portfolio is subject to change.


4 Oppenheimer Insured Tax-Exempt Fund

FINANCIALS

CONTENTS

STATEMENT OF INVESTMENTS                6
STATEMENT OF ASSETS & LIABILITIES      11
STATEMENT OF OPERATIONS                12
STATEMENTS OF CHANGES IN NET ASSETS    13
FINANCIAL HIGHLIGHTS                   14
NOTES TO FINANCIAL STATEMENTS          16

5  Oppenheimer Insured Tax-Exempt Fund

STATEMENT OF INVESTMENTS  SEPTEMBER 30, 1995

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--98.2%
-------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.2%             Pelham, Alabama General Obligation
                          Warrants, AMBAC Insured, 7.10%,
                          8/1/15                                                 Aaa/AAA/AAA      $1,000,000   $1,139,782
-------------------------------------------------------------------------------------------------------------------------
ALASKA--4.3%              Alaska Energy Authority Power Revenue
                          Bonds, Bradley Lake Hydroelectric
                          Project, Series 2, MBIA Insured,
                          7.25%, 7/1/21                                          Aaa/AAA             500,000      551,141
                          -----------------------------------------------------------------------------------------------
                          North Slope Boro, Alaska General
                          Obligation Revenue Refunding Bonds,
                          Series G, FSA Insured, 8.35%, 6/30/98                  Aaa/AAA/A-        3,000,000    3,322,632
                                                                                                               ----------
                                                                                                                3,873,773
-------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--13.4%         California Pollution Control
                          Financing Authority Revenue Bonds,
                          Southern California Edison,  Series
                          A, MBIA--IBC Insured, 6.90%, 9/1/06                    Aaa/AAA           2,410,000    2,584,959
                          -----------------------------------------------------------------------------------------------
                          California Public Capital
                          Improvements Financing Authority
                          Revenue Bonds, Pooled Project, Series
                          B, BIG Insured, 8.10%, 3/1/18                          Aaa/AAA             235,000      254,290
                          -----------------------------------------------------------------------------------------------
                          California State Public Works Board
                          Lease Revenue Bonds, Department of
                          Corrections-California State Prison,
                          Series B, MBIA Insured, 5.50%, 12/1/12                 Aaa/AAA/A-        1,090,000    1,054,645
                          -----------------------------------------------------------------------------------------------
                          California Statewide Communities
                          Development Authority Hospital
                          Revenue Certificates of Participation,
                          Cedars-Sinai Medical Center, MBIA--IBC
                          Insured, 6.50%, 8/1/12                                 Aaa/AAA           1,000,000    1,080,120
                          -----------------------------------------------------------------------------------------------
                          Los Angeles County, California
                          Sanitation District Financing
                          Authority Revenue Bonds, Capital
                          Projects, Series A, 5.375%, 10/1/13                    Aaa/AAA           3,050,000    2,878,626
                          -----------------------------------------------------------------------------------------------
                          Los Angeles, California General
                          Obligation Bonds, Series A, FGIC
                          Insured, 6.10%, 9/1/12                                 Aaa/AAA           1,000,000    1,019,315
                          -----------------------------------------------------------------------------------------------
                          Northern California Power Agency
                          Public Power Revenue Refunding Bonds,
                          Hydroelectric Project No. 1,
                          Prerefunded, Series A, 8%, 7/1/13                      A/A-              2,000,000    2,101,450
                          -----------------------------------------------------------------------------------------------
                          Sacramento, California Municipal
                          Utility District Electric Revenue
                          Refunding Bonds, Series G, MBIA
                          Insured, 6.50%, 9/1/13                                 Aaa/AAA/A-        1,000,000    1,085,499
                                                                                                               ----------
                                                                                                               12,058,904
-------------------------------------------------------------------------------------------------------------------------
COLORADO--5.2%            Colorado Health Facilities Authority
                          Revenue Bonds, PSL Health System
                          Project, Series A, FSA Insured,
                          7.25%, 2/15/16                                         Aaa/AAA             500,000      550,389
                          -----------------------------------------------------------------------------------------------
                          Denver, Colorado City & County
                          Airport Revenue Bonds, Series B, MBIA
                          Insured, 5.75%, 11/15/17                               Aaa/AAA           3,000,000    2,894,319
                          -----------------------------------------------------------------------------------------------
                          Douglas County, Colorado School
                          District No. RE-1 Douglas & Elbert
                          Counties General Obligation
                          Improvement Bonds, Series A, MBIA
                          Insured, 8%, 12/15/09                                  Aaa/AAA           1,000,000    1,253,266
                                                                                                               ----------
                                                                                                                4,697,974


6  Oppenheimer Insured Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
DELAWARE--2.4%            Delaware Transportation Authority
                          Transportation System Revenue Bonds,
                          Prerefunded, 7.75%, 7/1/04                             Aaa/AAA          $2,000,000   $2,201,786
-------------------------------------------------------------------------------------------------------------------------
FLORIDA--1.1%             Dade County, Florida Seaport Revenue
                          Refunding Bonds, MBIA Insured, 5.75%,
                          10/1/15                                                Aaa/AAA/AAA       1,000,000      987,135
-------------------------------------------------------------------------------------------------------------------------
ILLINOIS--6.4%            Cook County, Illinois Community
                          College District No. 508 Certificates
                          of Participation, FGIC Insured,
                          8.75%, 1/1/05                                          Aaa/AAA/AAA         500,000      635,802
                          -----------------------------------------------------------------------------------------------
                          Cook County, Illinois Community
                          College District No. 508 Certificates
                          of Participation, Lease Certificates,
                          Series C, MBIA Insured, 7.70%, 12/1/07                 Aaa/AAA           2,500,000    3,035,420
                          -----------------------------------------------------------------------------------------------
                          Illinois Health Facilities Authority
                          Revenue Bonds, Memorial Medical
                          Center Project, MBIA Insured, 6.75%,
                          10/1/11                                                Aaa/AAA           2,000,000    2,113,352
                                                                                                               ----------
                                                                                                                5,784,574
-------------------------------------------------------------------------------------------------------------------------
INDIANA--4.7%             Fort Wayne, Indiana Hospital
                          Authority Revenue Bonds, Parkview
                          Memorial Hospital Project, Series A,
                          FGIC Insured, 7.50%, 11/15/11                          Aaa/AAA/AAA         250,000      275,236
                          -----------------------------------------------------------------------------------------------
                          Hamilton Southeastern, Indiana
                          Consolidated School Building Corp.
                          Revenue Refunding Bonds, First Mtg.,
                          AMBAC Insured, 7%, 7/1/11                              Aaa/AAA/AAA         500,000      547,537
                          -----------------------------------------------------------------------------------------------
                          Indiana State Office Building
                          Commission Capital Complex Revenue
                          Bonds, Series B, MBIA Insured, 7.40%,
                          7/1/15                                                 Aaa/AAA           2,500,000    2,920,812
                          -----------------------------------------------------------------------------------------------
                          Whitko, Indiana Middle School
                          Building Corp. Revenue Bonds, First
                          Mtg., AMBAC Insured, 6.75%, 7/15/12                    Aaa/AAA/AAA         500,000      530,677
                                                                                                               ----------
                                                                                                                4,274,262
-------------------------------------------------------------------------------------------------------------------------
KENTUCKY--1.3%            Kentucky State Turnpike Authority
                          Economic Development Road Revenue
                          Refunding Bonds, Revitalization
                          Projects, AMBAC Insured, 6.50%, 7/1/08                 Aaa/AAA/AAA       1,050,000    1,166,669
-------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--7.4%       Massachusetts State General
                          Obligation Bonds, FGIC Insured,
                          7.875%, 6/1/97                                         Aaa/AAA/AAA       1,500,000    1,598,140
                          -----------------------------------------------------------------------------------------------
                          Massachusetts State Health &
                          Educational Facilities Authority
                          Revenue Bonds, Lahey Clinic Medical
                          Center, Series B, MBIA Insured,
                          5.625%, 7/1/15                                         Aaa/AAA           2,000,000    1,946,336
                          -----------------------------------------------------------------------------------------------
                          Massachusetts State Health &
                          Educational Facilities Authority
                          Revenue Bonds, Mt. Auburn Hospital
                          Issue, Series B--1, MBIA Insured,
                          6.25%, 8/15/14                                         Aaa/AAA           1,000,000    1,048,186
                          -----------------------------------------------------------------------------------------------
                          Massachusetts State Housing Finance
                          Revenue Bonds, Series A, AMBAC
                          Insured, 6.60%, 7/1/14                                 Aaa/AAA/AAA       2,000,000    2,063,456
                                                                                                               ----------
                                                                                                                6,656,118


7  Oppenheimer Insured Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
MICHIGAN--2.2%            Michigan Municipal Board Authority
                          Revenue Bonds, Local Government,
                          Partially Prerefunded, Group 19,
                          AMBAC Insured, 7.50%, 11/1/09                          Aaa/AAA/AAA        $250,000     $271,585
                          -----------------------------------------------------------------------------------------------
                          Michigan State Hospital Finance
                          Authority Revenue Refunding Bonds,
                          Oakwood Hospital Obligation Group,
                          Series A, FGIC Insured, 5.50%, 11/1/13                 Aaa/AAA/AAA       1,785,000    1,692,853
                                                                                                               ----------
                                                                                                                1,964,438
-------------------------------------------------------------------------------------------------------------------------
NEBRASKA--0.6%            Nebraska Investment Finance Authority
                          Hospital Revenue Bonds, Nebraska
                          Methodist Health System, MBIA
                          Insured, 7%, 3/1/06                                    Aaa/AAA             500,000      554,355
-------------------------------------------------------------------------------------------------------------------------
NEVADA--5.9%              Clark County, Nevada Passenger
                          Facility Charge Revenue Bonds, Las
                          Vegas/MacArran International Airport
                          Project, Series A, MBIA Insured, 6%,
                          7/1/17                                                 Aaa/AAA           2,000,000    1,959,358
                          -----------------------------------------------------------------------------------------------
                          Clark County, Nevada School District
                          General Obligation Bonds, Series B,
                          MBIA Insured, 6.75%, 3/1/08                            Aaa/AAA           2,000,000    2,158,892
                          -----------------------------------------------------------------------------------------------
                          Humboldt County, Nevada Pollution
                          Control Revenue Bonds, Idaho Power
                          Co. Project, AMBAC Insured, 8.30%,
                          12/20/14                                               Aaa/AAA/AAA       1,000,000    1,188,261
                                                                                                               ----------
                                                                                                                5,306,511
-------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.6%       New Hampshire Turnpike System Revenue
                          Refunding Bonds, Series A, FGIC
                          Insured, 6.75%, 11/1/11                                Aaa/AAA/AAA         500,000      552,849
-------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--1.4%          East Orange, New Jersey General Obligation Bonds,
                          FSA Insured, 8.40%, 8/1/06                             Aaa/AAA           1,000,000    1,272,072
-------------------------------------------------------------------------------------------------------------------------
NEW YORK--4.4%            City of New York Municipal Water
                          Finance Authority Water & Sewer
                          System Revenue Bonds, Series F, AMBAC
                          Insured, 5.50%, 6/15/11(1)                             Aaa/AAA/AAA       2,000,000    1,981,156
                          -----------------------------------------------------------------------------------------------
                          New York State Medical Care
                          Facilities Finance Agency Revenue
                          Bonds, Unrefunded Balance, MBIA--IBC
                          Insured, 7.75%, 8/15/10                                Aaa/AAA             370,000      414,872
                          -----------------------------------------------------------------------------------------------
                          Niagara Falls, New York General
                          Obligation Public Improvement Bonds,
                          MBIA Insured, 7.50%, 3/1/12                            Aaa/AAA           1,340,000    1,598,125
                                                                                                               ----------
                                                                                                                3,994,153
-------------------------------------------------------------------------------------------------------------------------
OHIO--1.8%                Cincinnati, Ohio Student Loan Funding
                          Corp. Revenue Bonds, Series A, AMBAC
                          Insured, 5.75%, 8/1/03                                 Aaa/AAA/AAA       1,000,000    1,042,147
                          -----------------------------------------------------------------------------------------------
                          Streetsboro, Ohio City School
                          District General Obligation Bonds,
                          AMBAC Insured, 7.125%, 12/1/10                         Aaa/AAA/AAA         500,000      577,508
                                                                                                               ----------
                                                                                                                1,619,655


8  Oppenheimer Insured Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--4.7%            Grove, Oklahoma Municipal Services
                          Authority Utility & Sales Tax Revenue
                          Bonds, Series 1991, CGIC Insured, 7%,
                          2/1/16                                                 Aaa/AAA          $1,115,000   $1,217,267
                          -----------------------------------------------------------------------------------------------
                          Oklahoma Baptist University Authority
                          Revenue Bonds, FGIC Insured, 7.10%,
                          8/1/09                                                 Aaa/AAA/AAA         150,000      162,034
                          -----------------------------------------------------------------------------------------------
                          Oklahoma State Industrial Authority
                          Revenue Bonds, Health Systems-Baptist
                          Medical Center, Series C, AMBAC
                          Insured, 7%, 8/15/05                                   Aaa/AAA/AAA       2,000,000    2,293,532
                          -----------------------------------------------------------------------------------------------
                          Tulsa, Oklahoma Airports Improvement
                          Trust Consolidated General Revenue
                          Bonds, Refunding Pending, MBIA
                          Insured, 7.50%, 6/1/08                                 Aaa/AAA             500,000      538,928
                                                                                                               ----------
                                                                                                                4,211,761
-------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--7.5%        Allegheny County, Pennsylvania
                          Hospital Development Authority
                          Revenue Bonds, Presbyterian
                          University Hospital, Prerefunded,
                          Series A, MBIA Insured, 7.60%, 3/1/08                  Aaa/AAA           1,400,000    1,529,032
                          -----------------------------------------------------------------------------------------------
                          Berks County, Pennsylvania General
                          Obligation Bonds, FGIC Insured,
                          Inverse Floater, 8.487%, 11/10/20(2)                   Aaa/AAA/AAA       1,000,000    1,108,831
                          -----------------------------------------------------------------------------------------------
                          Pennsylvania State Higher Education
                          Assistance Agency Student Loan
                          Revenue Bonds, AMBAC Insured, Inverse
                          Floater, 8.099%, 3/1/22(2)                             Aaa/AAA/AAA       1,250,000    1,199,547
                          -----------------------------------------------------------------------------------------------
                          Philadelphia, Pennsylvania Airport
                          Revenue Bonds, Philadelphia Airport
                          System, Series A, AMBAC Insured,
                          5.75%, 6/15/08                                         Aaa/AAA/AAA       1,000,000    1,019,550
                          -----------------------------------------------------------------------------------------------
                          Philadelphia, Pennsylvania Regional
                          Port Authority Lease Revenue Bonds,
                          MBIA Insured, Inverse Floater, 8.27%,
                          9/1/20(2)                                              Aaa/AAA           1,900,000    1,903,407
                                                                                                               ----------
                                                                                                                6,760,367
-------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--2.8%      South Carolina State Public Service
                          Authority Revenue Refunding Bonds,
                          Series B, FGIC Insured, 5.875%, 1/1/23                 Aaa/AAA/AAA       2,000,000    1,970,378
                      ---------------------------------------------------------------------------------------------------
                          Sumter County, South Carolina School
                          District No. 017 Certificates of
                          Participation, Series A, CGIC
                          Insured, 7.125%, 1/1/11                                Aaa/AAA             500,000      552,694
                                                                                                               ----------
                                                                                                                2,523,072
-------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.3%        South Dakota State Lease Revenue
                          Trust Certificates, Series B, CGIC
                          Insured, 8%, 9/1/02                                    Aaa/AAA           1,000,000    1,177,505
-------------------------------------------------------------------------------------------------------------------------
TENNESSEE--2.1%           Chattanooga-Hamilton County,
                          Tennessee Hospital Authority Revenue
                          Bonds, Erlanger Medical Center,
                          Prerefunded, Series B, FSA Insured,
                          Inverse Floater, 9.774%, 5/25/21(2)                    Aaa/AAA           1,500,000    1,868,050


9  Oppenheimer Insured Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S    FACE       MARKET VALUE
                                                                                 (UNAUDITED)      AMOUNT     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
TEXAS--10.6%              Austin, Texas Combined Utility
                          Systems Revenue Refunding Bonds,
                          Series A, MBIA Insured, Zero Coupon,
                          11/15/09                                               Aaa/AAA          $3,615,000   $1,654,394
                          -----------------------------------------------------------------------------------------------
                          Grand Prairie, Texas Health
                          Facilities Revenue Refunding Bonds,
                          Dallas/Ft. Worth Medical Center
                          Project, AMBAC Insured, 6.875%,
                          11/1/10                                                Aaa/AAA           1,800,000    1,955,790
                          -----------------------------------------------------------------------------------------------
                          Harris County, Texas Revenue Bonds,
                          Toll Road Project, Prerefunded,
                          10.375%, 8/1/14                                        Aaa/NR            1,200,000    1,359,153
                          -----------------------------------------------------------------------------------------------
                          Houston, Texas Certificates of
                          Participation, Water Conveyance
                          System Project, Series J, AMBAC
                          Insured, 6.125%, 12/15/08                              Aaa/AAA/AAA       2,345,000    2,500,490
                          -----------------------------------------------------------------------------------------------
                          Rio Grande Valley Health Facilities
                          Development Corp. Texas Retirement
                          Facility Revenue Bonds, Golden Palms,
                          Series B, MBIA Insured, 6.40%, 8/1/12                  Aaa/AAA           2,000,000    2,088,906
                                                                                                               ----------
                                                                                                                9,558,733
-------------------------------------------------------------------------------------------------------------------------
WASHINGTON--3.3%          Tacoma, Washington Electric Systems
                          Revenue Bonds, AMBAC Insured, 6.514%,
                          1/2/15                                                 A1/A+/AAA         2,000,000    2,076,684
                          -----------------------------------------------------------------------------------------------
                          Washington State Public Power Supply
                          System Revenue Refunding Bonds,
                          Series A, FGIC Insured, Zero Coupon,
                          7/1/09                                                 Aaa/AAA/AAA       2,000,000      882,152
                                                                                                               ----------
                                                                                                                2,958,836
-------------------------------------------------------------------------------------------------------------------------
WISCONSIN--1.6%           Wisconsin State Health & Educational
                          Facilities Authority Revenue Bonds,
                          SSM Health Care Project, Series A,
                          MBIA Insured, 5.75%, 6/1/12                            Aaa/AAA           1,500,000    1,468,407
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $86,347,959)                                                          98.2%  88,631,741
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                          1.8    1,610,965
                                                                                                        ----   ----------
NET ASSETS                                                                                             100.0% $90,242,706
                                                                                                       -----   ----------
                                                                                                       -----   ----------

                          1. Securities with an aggregate market value of $79,576 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 4 of Notes to Financial Statements.
                          2. Represents the current interest rate for a variable rate bond. Variable rate bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. The multiplier for these inverse floaters is 1. Inverse floaters amount to $6,079,835 or 6.74% of the Fund's net assets at September 30, 1995.
                          See accompanying Notes to Financial Statements.


10  Oppenheimer Insured Tax-Exempt Fund

STATEMENT OF ASSETS AND LIABILITIES  SEPTEMBER 30, 1995

----------------------------------------------------------------------------------------------------------------------------
ASSETS                       Investments, at value (cost $86,347,959)--see accompanying statement                $88,631,741
                             -----------------------------------------------------------------------------------------------
                             Cash                                                                                  1,351,002
                             -----------------------------------------------------------------------------------------------
                             Receivables:
                             Interest                                                                              1,338,464
                             Shares of beneficial interest sold                                                      264,018
                             Receivable for daily variation margin on futures contracts                                1,562
                             -----------------------------------------------------------------------------------------------
                             Other                                                                                    28,771
                                                                                                                 -----------
                             Total assets                                                                         91,615,558

----------------------------------------------------------------------------------------------------------------------------
LIABILITIES                  Payables and other liabilities:
                             Investments purchased                                                                   975,562
                             Dividends                                                                               265,745
                             Distribution and service plan fees--Note 5                                               53,494
                             Shares of beneficial interest redeemed                                                   48,089
                             Transfer and shareholder servicing agent fees--Note 5                                     4,378
                             Trustees' fees                                                                              147
                             Other                                                                                    25,437
                                                                                                                 -----------
                             Total liabilities                                                                     1,372,852
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                       $90,242,706
                                                                                                                 -----------
                                                                                                                 -----------

----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF               Paid-in capital                                                                     $89,583,798
NET ASSETS                   -----------------------------------------------------------------------------------------------
                             Undistributed net investment income                                                      28,628
                             -----------------------------------------------------------------------------------------------
                             Accumulated net realized loss from investment transactions                           (1,655,064)
                             -----------------------------------------------------------------------------------------------
                             Net unrealized appreciation on investments                                            2,285,344
                                                                                                                 -----------
                             Net assets                                                                          $90,242,706
                                                                                                                 -----------
                                                                                                                 -----------

----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE              Class A Shares:
PER SHARE                    Net asset value and redemption price per share (based on net assets
                             of $76,690,551 and 4,548,054 shares of beneficial interest outstanding)                  $16.86

                             Maximum offering price per share (net asset value plus sales charge
                             of 4.75% of offering price)                                                              $17.70
                             -----------------------------------------------------------------------------------------------
                             Class B Shares:
                             Net asset value, redemption price and offering price per share (based on net assets of $13,341,146 and 790,806 shares of beneficial interest
                             outstanding)                                                                             $16.87
                             -----------------------------------------------------------------------------------------------
                             Class C Shares:
                             Net asset value, redemption price and offering price per share (based on net assets of $211,009 and 12,515 shares of beneficial interest
                             outstanding)                                                                             $16.86

                             See accompanying Notes to Financial Statements.



11  Oppenheimer Insured Tax-Exempt Fund

STATEMENT OF OPERATIONS   FOR THE YEAR ENDED SEPTEMBER 30, 1995

----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME            Interest                                                                             $5,347,504
----------------------------------------------------------------------------------------------------------------------------
EXPENSES                     Management fees--Note 5                                                                 371,750
                             -----------------------------------------------------------------------------------------------
                             Distribution and service plan fees--Note 5:
                             Class A                                                                                 170,117
                             Class B                                                                                 119,807
                             -----------------------------------------------------------------------------------------------
                             Transfer and shareholder servicing agent fees--Note 5                                    83,373
                             -----------------------------------------------------------------------------------------------
                             Shareholder reports                                                                      54,751
                             -----------------------------------------------------------------------------------------------
                             Registration and filing fees:
                             Class A                                                                                  24,443
                             Class B                                                                                   4,580
                             -----------------------------------------------------------------------------------------------
                             Legal and auditing fees                                                                  22,836
                             -----------------------------------------------------------------------------------------------
                             Insurance expenses                                                                        9,363
                             -----------------------------------------------------------------------------------------------
                             Trustees' fees and expenses                                                               1,979
                             -----------------------------------------------------------------------------------------------
                             Other                                                                                    12,433
                                                                                                                  ----------
                             Total expenses                                                                          875,432
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                              4,472,072
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED      Net realized gain (loss) from:
GAIN (LOSS) ON INVESTMENTS   Investments                                                                            (908,871)
                             Closing of futures contracts                                                             23,438
                                                                                                                  ----------
                             Net realized loss                                                                      (885,433)
                             -----------------------------------------------------------------------------------------------
                             Net change in unrealized appreciation on investments                                  4,568,736
                                                                                                                  ----------
                             Net realized and unrealized gain on investments                                       3,683,303
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $8,155,375
                                                                                                                  ----------
                                                                                                                  ----------

See accompanying Notes to Financial Statements.


12  Oppenheimer Insured Tax-Exempt Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                YEAR ENDED SEPTEMBER 30,
                                                                   1995            1994
-------------------------------------------------------------------------------------------
OPERATIONS         Net investment income                        $4,472,072      $3,906,344
                   ------------------------------------------------------------------------
                   Net realized loss on investments               (885,433)       (811,863)
                   ------------------------------------------------------------------------
                   Net change in unrealized appreciation
                    or depreciation on investments               4,568,736      (7,639,229)
                                                                ----------      -----------
                   Net increase (decrease) in net assets
                    resulting from operations                    8,155,375      (4,544,748)
-------------------------------------------------------------------------------------------
DIVIDENDS AND      Dividends from net investment income:
DISTRIBUTIONS TO   Class A ($.8916 and $.8902 per share,
SHAREHOLDERS        respectively)                               (3,855,661)     (3,458,716)
                   Class B ($.7687 and $.755 per share,
                    respectively)                                 (562,560)       (401,013)
                   Class C ($.075 per share)                            (5)          --
                   ------------------------------------------------------------------------
                   Distributions from net realized gain on
                    investments:
                   Class A ($.0011 and $.0763 per share,
                    respectively)                                   (5,059)       (279,752)
                   Class B ($.0011 and $.0763 per share,
                    respectively)                                     (788)        (27,180)
-------------------------------------------------------------------------------------------
BENEFICIAL         Net increase in net assets resulting
INTEREST            from Class A beneficial interest
TRANSACTIONS        transactions--Note 2                         5,681,837      13,295,652
                   ------------------------------------------------------------------------
                   Net increase in net assets resulting
                    from Class B beneficial interest
                    transactions--Note 2                         1,255,100       7,516,981
                   ------------------------------------------------------------------------
                   Net increase in net assets resulting
                    from Class C beneficial interest
                    transactions--Note 2                           211,000           --
-------------------------------------------------------------------------------------------
NET ASSETS         Total increase                               10,879,239      12,101,224
                   ------------------------------------------------------------------------
                   Beginning of period                          79,363,467      67,262,243
                                                                ----------      -----------
                   End of period (including undistributed
                    net investment income of $28,628 and
                    $20,250, respectively)                     $90,242,706     $79,363,467
                                                               -----------     ------------
                                                               -----------     ------------

                   See accompanying Notes to Financial Statements.


13  Oppenheimer Insured Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

                                                 CLASS A
-----------------------------------------------------------------------------------
                                                 YEAR ENDED SEPTEMBER 30,
                                                 1995     1994     1993     1992
-----------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $16.14   $18.06   $16.92   $16.17
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .90      .89      .93      .96
Net realized and unrealized gain (loss) on
investments                                          .71    (1.84)    1.35      .73
                                                  ------   ------   ------   ------
Total income (loss) from investment operations      1.61     (.95)    2.28     1.69
-----------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.89)    (.89)    (.96)    (.91)
Distributions from net realized gain on
investments                                           --     (.08)    (.18)    (.03)
                                                  ------   ------   ------   -------
Total dividends and distributions to
shareholders                                        (.89)    (.97)   (1.14)    (.94)
------------------------------------------------------------------------------------
Net asset value, end of period                    $16.86   $16.14   $18.06   $16.92
                                                  ------   ------   ------   ------
                                                  ------   ------   ------   ------
-----------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)                10.29%   (5.46)%  14.02%   10.74%
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $76,691  $67,793  $62,158  $33,751
-----------------------------------------------------------------------------------
Average net assets (in thousands)                $70,650  $66,953  $45,949  $27,811
-----------------------------------------------------------------------------------
Number of shares outstanding at end of period
(in thousands)                                     4,548    4,201    3,442    1,995
-----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               5.52%    5.23%    5.40%    5.81%
Expenses, before voluntary assumption by the
Manager                                              .95%    1.05%    1.18%    1.35%
Expenses, net of voluntary assumption by the
Manager                                              N/A      N/A     1.10%     .95%
------------------------------------------------------------------------------------
Portfolio turnover rate(7)                            58%      99%       7%      47%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.
2. For the period from May 3, 1993 (inception of offering) to September 30,
1993.
3. For the period from November 11, 1986 (commencement of operations) to September 30, 1987.
4. On April 7, 1990, Oppenheimer Management Corporation became the investment advisor to the Fund.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

14  Oppenheimer Insured Tax-Exempt Fund

                                                                                              CLASS B                   CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        YEAR
                                                                                                                        ENDED
                                                                                              YEAR ENDED SEPTEMBER 30,  SEPT. 30,
                                                 1991     1990(4)  1989     1988    1987(3)   1995     1994     1993(2) 1995(1)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $15.16   $15.27   $14.96   $13.79  $16.00    $16.15   $18.07   $17.33   $16.71
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .92      .98     1.06     1.07     .92       .78      .77      .30      .08
Net realized and unrealized gain (loss) on
investments                                        1.01     (.11)     .31     1.17   (2.21)      .71    (1.86)     .74      .15
                                                 ------   ------   ------   ------  ------    ------   ------   ------   ------
Total income (loss) from investment operations     1.93      .87     1.37     2.24   (1.29)     1.49    (1.09)    1.04      .23
---------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.92)    (.98)   (1.06)   (1.07)   (.92)     (.77)    (.75)    (.30)    (.08)
Distributions from net realized gain on
investments                                          --       --       --       --      --        --     (.08)      --       --
                                                 ------   ------   ------   ------  ------    ------   ------   ------   ------
Total dividends and distributions to
shareholders                                       (.92)    (.98)   (1.06)   (1.07)   (.92)     (.77)    (.83)    (.30)    (.08)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $16.17   $15.16   $15.27   $14.96  $13.79    $16.87   $16.15   $18.07   $16.86
                                                 ------   ------   ------   ------  ------    ------   ------   ------   ------
                                                 ------   ------   ------   ------  ------    ------   ------   ------   ------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)               13.08%    5.81%    9.37%   16.67%  (8.36)%    9.47%   (6.20)%   6.04%    1.30%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $23,791 $16,863  $13,105   $8,483  $5,449   $13,341  $11,571   $5,104     $211
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $19,936 $15,145  $11,200   $6,936  $5,435   $11,987   $9,209   $2,298       $1
---------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period
(in thousands)                                     1,471   1,113      858      567     395       791      717      282       13
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              5.83%    6.43%    6.87%    7.34%   6.69%(6)  4.75%    4.43%    3.99%(6) 4.89%(6)
Expenses, before voluntary assumption by the
Manager                                            1.60%    1.62%    2.04%    2.50%   2.98%(6)  1.71%    1.82%    1.96%(6) 1.07%(6)
Expenses, net of voluntary assumption by the
Manager                                             .91%     .62%     .42%     .13%    .34%(6)   N/A      N/A      N/A      N/A
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                           67%      62%     142%     141%    112%       58%      99%       7%      58%

6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $54,302,795 and $47,216,762, respectively.
See accompanying Notes to Financial Statements.

15  Oppenheimer Insured Tax-Exempt Fund

NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Insured Tax-Exempt Fund (the Fund), operating under the name Oppenheimer Insured Tax-Exempt Bond Fund through August 29, 1995, is a separate series of Oppenheimer Tax-Exempt Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

------------------------------------------------------------------------------

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $1,189,000 expiring in 2003.

------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

------------------------------------------------------------------------------

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended September 30, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1995, amounts have been reclassified to reflect a decrease in paid-in capital of $209, a decrease in undistributed net investment income of $45,468 and a decrease in accumulated net realized loss on investments of $45,677.

------------------------------------------------------------------------------

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


16  Oppenheimer Insured Tax-Exempt Fund

-------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                          Year Ended September 30, 1995(1)     Year Ended September 30, 1994
                                          --------------------------------     -----------------------------
                                          Shares               Amount          Shares                 Amount
------------------------------------------------------------------------------------------------------------
Class A:
Sold                                      1,022,063           $ 16,640,954     1,358,474        $ 23,400,749
Dividends and distributions reinvested      172,727              2,816,467       164,884           2,823,809
Redeemed                                   (847,904)           (13,775,584)     (763,948)        (12,928,906)
                                          ---------           ------------     ---------        ------------
Net increase                                346,886           $  5,681,837       759,410        $ 13,295,652
                                          =========           ============     =========        ============
------------------------------------------------------------------------------------------------------------
Class B:
Sold                                        242,343           $  3,984,619       503,586        $  8,682,918
Dividends and distributions reinvested       22,203                362,232        15,806             267,832
Redeemed                                   (190,378)            (3,091,751)      (85,174)         (1,433,769)
                                          ---------           ------------     ---------        ------------
Net increase                                 74,168           $  1,255,100       434,218        $  7,516,981
                                          =========           ============     =========        ============
------------------------------------------------------------------------------------------------------------
Class C:
Sold                                         12,515           $    211,000            --        $         --
Dividends and distributions reinvested           --                     --            --                  --
Redeemed                                         --                     --            --                  --
                                          ---------           ------------     ---------        ------------
Net increase                                 12,515           $    211,000            --        $         --
                                          =========           ============     =========        ============

1. For the year ended September 30, 1995 for Class A and Class B shares and for the period from August 29, 1995 (inception of offering) to September 30, 1995 for Class C shares.

------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At September 30, 1995, net unrealized appreciation on investments of $2,285,344 was composed of gross appreciation of $2,962,092, and gross depreciation of $676,748.

------------------------------------------------------------------------------
4. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     At September 30, 1995, the Fund had outstanding futures contracts to sell debt securities as follows:

                            Expiration    Number of            Valuation as of       Unrealized
                            Date          Futures Contracts    September 30, 1995    Appreciation
-------------------------------------------------------------------------------------------------
Municipal Bond Future       12/95         25                   $2,852,344            $1,562



17  Oppenheimer Insured Tax-Exempt Fund

------------------------------------------------------------------------------
5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .45% on the first $100 million of average annual net assets, .40% on the next $150 million, .375% on the next $250 million and .35% on net assets in excess of $500 million. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent state regulatory limit on Fund expenses.

     The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

     For the year ended September 30, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $153,803, of which $43,162 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $110,251, of which $15,611 was paid to an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class C shares totaled $2,100. During the year ended September 30, 1995, OFDI received contingent deferred sales charges of $37,243 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At September 30, 1995, OFDI had incurred unreimbursed expenses of $522,040. During the year ended September 30, 1995, OFDI paid $6,524 and $993, respectively, to an affiliated broker/dealer as compensation for Class A and Class B personal service and maintenance expenses and retained $100,572 as compensation for Class B sales commissions and service fee advances, as well as financing costs.


18  Oppenheimer Insured Tax-Exempt Fund

INDEPENDENT AUDITORS' REPORT

------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER INSURED TAX-EXEMPT FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Insured Tax-Exempt Fund as of September 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994 and the financial highlights for the period October 1, 1989 to September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights (except for total return) for the period November 11, 1986 (commencement of operations) to September 30, 1989 were audited by other auditors whose report dated November 2, 1989, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Insured Tax-Exempt Fund at September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
October 20, 1995


19  Oppenheimer Insured Tax-Exempt Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

------------------------------------------------------------------------------

In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     A distribution of $.0011 per share was paid on July 10, 1995 which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains). Both short-term and long-term capital gain distributions are subject to federal, state and local taxes.

     None of the dividends paid by the Fund during the fiscal year ended September 30, 1995 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


20  Oppenheimer Insured Tax-Exempt Fund

SHAREHOLDER MEETING   (UNAUDITED)
------------------------------------------------------------------------------

On July 10, 1995, a special shareholder meeting was held at which the nine Trustees identified below were elected, the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning October 1, 1994 was ratified (Proposal No. 1), the proposed changes in the Fund's investment policies were approved (Proposal No. 2), the Fund's amended Class B 12b-1 Distribution and Service Plan was approved by Class B shareholders (Proposal No. 3), as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:


NOMINEE                    FOR                 AGAINST          TOTAL
------------------------------------------------------------------------------
Robert G. Avis             2,608,734.763       69,193.202       2,677,927.965
William A. Baker           2,596,669.339       81,258.626       2,677,927.965
Charles Conrad, Jr.        2,610,878.344       67,049.621       2,677,927.965
Jon S. Fossel              2,613,025.541       64,902.424       2,677,927.965
Raymond J. Kalinowski      2,610,276.566       67,651.399       2,677,927.965
C. Howard Kast             2,607,687.223       70,240.742       2,677,927.965
Robert M. Kirchner         2,603,800.546       74,127.419       2,677,927.965
Ned M. Steel               2,602,792.407       75,135.558       2,677,927.965
James C. Swain             2,613,519.405       64,408.560       2,677,927.965


PROPOSAL           FOR             AGAINST      WITHHELD/ABSTAIN   BROKER NON-VOTES   TOTAL
---------------------------------------------------------------------------------------------------
Proposal No. 1     2,539,529.413    42,194.772     96,203.780      215,171            2,677,927.965
Proposal No. 2     2,344,630.966   175,412.102    157,884.897      215,171            2,677,927.965
Proposal No. 3       358,473.349     1,155.492     26,317.058        1,070              385,945.899


21  Oppenheimer Insured Tax-Exempt Fund

OPPENHEIMER INSURED TAX-EXEMPT FUND

A Series of Oppenheimer Tax-Exempt Fund

------------------------------------------------------------------------------------------
OFFICERS AND TRUSTEES     James C. Swain, Chairman and Chief Executive Officer
                          Robert G. Avis, Trustee
                          William A. Baker, Trustee
                          Charles Conrad, Jr., Trustee
                          Jon S. Fossel, Trustee and President
                          Raymond J. Kalinowski, Trustee
                          C. Howard Kast, Trustee
                          Robert M. Kirchner, Trustee
                          Ned M. Steel, Trustee
                          Andrew J. Donohue, Vice President
                          Caryn R. Halbrecht, Vice President
                          Robert E. Patterson, Vice President
                          George C. Bowen, Vice President, Secretary and Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary
-----------------------------------------------------------------------------------------
INVESTMENT ADVISOR        Oppenheimer Management Corporation
------------------------------------------------------------------------------------------
DISTRIBUTOR               Oppenheimer Funds Distributor, Inc.
------------------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER  Oppenheimer Shareholder Services
SERVICING AGENT
------------------------------------------------------------------------------------------
CUSTODIAN OF              Citibank, N.A.
PORTFOLIO SECURITIES
------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS      Deloitte & Touche LLP
------------------------------------------------------------------------------------------
LEGAL COUNSEL             Myer, Swanson, Adams & Wolf, P.C.

                          This is a copy of a report to shareholders of Oppenheimer
                          Insured Tax-Exempt Fund. This report must be preceded or
                          accompanied by a Prospectus of Oppenheimer Insured Tax-Exempt
                          Fund. For material information concerning the Fund, see the
                          Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


22  Oppenheimer Insured Tax-Exempt Fund

OPPENHEIMERFUNDS FAMILY


----------------------------------------------------------------------------------------------------------------------------
                            OppenheimerFunds offers over 30 funds designed to fit virtually every investment goal.
                            Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.
                                 When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed income investments--with over 2.8 million shareholder accounts and more than $38 billion under Oppenheimer's management and that of our affiliates.
                                 At OppenheimerFunds, we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.
----------------------------------------------------------------------------------------------------------------------------
STOCK FUNDS                 Discovery Fund                        Global Fund
                            Global Emerging Growth Fund           Oppenheimer Fund
                            Target Fund                           Value Stock Fund
                            Growth Fund                           Gold & Special Minerals Fund
----------------------------------------------------------------------------------------------------------------------------
STOCK & BOND FUNDS          Main Street Income & Growth Fund      Equity Income Fund
                            Total Return Fund                     Asset Allocation Fund
                            Global Growth & Income Fund           Strategic Income & Growth Fund
---------------------------------------------------------------------------------------------------------------------------
BOND FUNDS                  High Yield Fund                       Bond Fund
                            Champion Income Fund                  U.S. Government Trust
                            Strategic Income Fund                 Limited-Term Government Fund
                            International Bond Fund
----------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT FUNDS            New York Tax-Exempt Fund(2)           New Jersey Tax-Exempt Fund(2)
                            California Tax-Exempt Fund(2)         Tax-Free Bond Fund
                            Pennsylvania Tax-Exempt Fund(2)       Insured Tax-Exempt Fund
                            Florida Tax-Exempt Fund(2)            Intermediate Tax-Exempt Fund
----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS          Money Market Fund                     Cash Reserves

                            1. Exchange privileges are subject to change or termination. Shares may be exchanged only to the same class of eligible funds.
                            2. Available only to investors in certain states. Oppenheimer funds are distributed by Oppenheimer Funds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203. -C- Copyright 1995 Oppenheimer Management Corporation. All rights reserved.


23  Oppenheimer Insured Tax-Exempt Fund

INFORMATION

GENERAL INFORMATION

Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE

24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0380.001.0995  November 30, 1995


[PHOTO]
Jennifer Leonard, Customer Service Representative
Oppenheimer Shareholder Services

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

   And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

   When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

   For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

   You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, Oppenheimer Shareholder Services, with their Award of Excellence in 1993.

   So call us today--we're here to help.

-------------------------------------------------------------------------------
[LOGO]                                                           --------------
Oppenheimer Funds Distributor, Inc.                              Bulk Rate
P.O. Box 5270                                                    U.S. Postage
Denver, CO 80217-5270                                            PAID
                                                                 Permit No. 469
                                                                 Denver, CO
                                                                 --------------